Forest to Acquire Furiex for $1.1 Billion 4/28/2014 © 2013 Forest Laboratories Inc. Exhibit 99.3

Safe Harbor
© 2013 Forest Laboratories Inc.
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This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including that the transactions may not be timely completed, if at all, that prior to completion of the transactions, Furiex’s business may experience significant disruptions due to transaction-related uncertainty or other factors, the timing and the benefits of the business combination transaction, the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule, the requirement that Furiex’s security holders approve the transaction, the risk that the businesses will not be integrated successfully, the difficulty of predicting
FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timing of Actavis plc’s acquisition of
Forest, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K,
Quarterly Reports on Form 10-Q and any subsequent SEC filings and Furiex’s
Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent
SEC filings.

Safe Harbor - continued
© 2013 Forest Laboratories Inc.
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Neither Forest nor Furiex assumes any obligation to update forward-looking statements contained in this release to reflect new information or future events or developments.
Each of Forest and Furiex intends such forward-looking statements to be covered by the
Safe Harbor provisions for forward-looking statements contained in the Private Securities
Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of each of
Forest and Furiex, may be identified by use of the words “believe,” “expect,” “intend,”
“anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.
All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It
© 2013 Forest Laboratories Inc.
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This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition of Furiex by Forest, Furiex will file a proxy statement with the SEC (the “Furiex Proxy”). Additionally, Furiex will file other relevant materials with the SEC in connection of the proposed acquisition. The Furiex Proxy and other materials that Furiex plans to file with the SEC will contain important information about Furiex, Forest, the proposed merger and related matters.  The
Furiex Proxy will be delivered to the security holders of Furiex. In connection with the proposed merger between Actavis, plc (“Actavis”) and Forest, Actavis has filed with the
SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Actavis and Forest that also constitutes a preliminary prospectus of
Actavis (the “Forest/Actavis Proxy and Prospectus”).

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The registration statement is not yet effective. The definitive Forest/Actavis Proxy and
Prospectus will be delivered to security holders of Actavis and Forest. INVESTORS
AND SECURITY HOLDERS ARE URGED TO READ THE FURIEX PROXY, THE
FOREST/ACTAVIS PROXY AND PROSPECTUS AND OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC THAT HAVE BEEN OR WILL BE FILED WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED ACQUISITION AND THE PARTIES THERETO THAT SECURITY
HOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE
MERGER.  Security holders of Furiex may obtain free copies of the Furiex Proxy and other documents filed with the SEC by Forest or Furiex, without charge, from the SEC's website (http://www.sec.gov). In addition, investors and security holders of Furiex may obtain free copies of the documents Furiex files with the SEC by directing a written request to Furiex Pharmaceuticals, Inc., 3900 Paramount Parkway, Suite 150,
Morrisville, NC 27560, Attention: Investor Relations.  Copies of Furiex’s filings with the
SEC may also be obtained at the “Investors” section of Furiex’s internet website at
www.furiex.com. Investors and security holders of Actavis and Forest may obtain free copies of the Forest/Actavis Proxy and other documents filed with the SEC by Actavis and Forest, without charge, from the SEC's website (http://www.sec.gov). In addition, copies of the documents filed with the SEC by Actavis may be obtained free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor
Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest may be obtained free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Solicitation
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Forest, Furiex and their directors and certain of their executive officers may be considered participants in the solicitation of proxies from the security holders of Furiex in connection with the proposed transaction between Forest and Furiex. Information about those directors and executive officers of Furiex, including their ownership of Furiex securities, is set forth in the proxy statement for Furiex’s 2014 Annual Meeting of
Stockholders, which was filed with the SEC on April 11, 2014, as supplemented by other Furiex filings with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on
Form 8-K. Investors and security holders may obtain additional information regarding the direct and indirect interests of Furiex, Forest and their directors and executive officers in the proposed transaction by reading the applicable proxy statement and other public filings referred to above.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Furiex Proxy and other relevant materials to be filed with the SEC when they become available.

© 2013 Forest Laboratories Inc.
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Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction between Actavis and Forest. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in Forest/Actavis Proxy and Prospectus when it is filed with the SEC.
Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on
July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its
2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014.
Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary Forest/Actavis Proxy and Prospectus and will be contained in the definitive Forest/Actavis Proxy and Prospectus and other relevant materials to be filed with the SEC when they become available.

Furiex Acquisition Rationale
• Builds a leading GI company within Forest
– Natural extension following Aptalis acquisition in
January
– Highly complementary to our anchor GI product
Linzess
• Brings a near-term filing opportunity into
Forest's R&D
• Expands Forest product offering geographically
• Gives Forest another enduring growth driver
with a long patent life
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best
in
class

Furiex
Pharmaceuticals | Fast. Focused. Expert.

Forest Goal is to Build an Exceptional Company © 2013 Forest Laboratories Inc. 4/28/2014 | 9 BUSINESS development DRUG development ENGINE Marketed Drugs NDA EXECUTION EXCEPTIONAL COMPANY commercial AN

– Positive topline Phase 3 data released Feb 2014
– On track to be filed by end of Q3 2014
Mechanism potentially addresses both diarrhea and abdominal pain without severe constipating effects and opioid receptor desensitization
– Low potential for drug-drug interactions with commonly used medicines
10
Eluxadoline for IBS-D
mu opioid receptor
activation reduces pain,
gastric propulsion
delta opioid receptor
inhibition restores G-protein
signaling; removes mu agonist-
related desensitization
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Designed to work locally in the gut with low systemic absorption and bioavailability, minimizing side effects and toxicity
Eluxadoline is a novel mixed mu(µ) opioid receptor agonist/delta( ) opioid receptor antagonist in development for IBS-D

Two simultaneous studies, one with 52-week and one with 30-week treatment periods, with study centers in the U.S., Canada and U.K.
Primary endpoints: composite response at 12 weeks (FDA guidance) and
26 weeks (EMA guidance), as defined¹:
– Daily pain score improved by 30% vs. baseline average, and
– Bristol stool score <5
Eluxadoline Phase 3 Study Design
1. Responder must have daily composite response criteria met on at least 50% of days during the analysis period
11
Eluxadoline 75mg BID (n = 375)
Eluxadoline 100mg BID (n =
375)
Placebo BID (n = 375)
N = 1,125 x 2
Screening
(IBS-D)
FDA
Endpoint
EMA
Endpoint
Week 0 Week 26 Week 12
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Statistically significant improvements in responder rates through 12 weeks (FDA endpoint) across both Study 3001 and Study 3002
– Rapid onset of action, efficacy both in males and females
Significant Efficacy in Two Phase 3
Studies – FDA
P < 0.025 statistically significant
12
p < 0.001
p < 0.001
p = 0.014
p = 0.004
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Study 3001 Study 3002
Placebo Eluxadoline 75mg Eluxadoline 100mg
17.1%
16.2%
23.9%
28.9%
25.1%
29.6%

Statistically significant improvements in responder rates through 26 weeks (EMA endpoint) across both Study 3001 and Study 3002
–
Rapid onset of action with sustained efficacy through 6 months
Significant Efficacy in Two Phase 3
Studies – EMA
P < 0.025 statistically significant
p = 0.001
p < 0.001
p = 0.11
p < 0.001
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19.0%
20.2%
23.4%
30.4%
29.3%
32.7%
Study 3001 Study 3002
Placebo Eluxadoline 75mg Eluxadoline 100mg

Statistically significant improvements vs. placebo in pre-specified pooled
Phase 3 ITT analysis of pain responder rates at 12 weeks¹
– Analysis conducted per FDA request and is consistent with 2012 FDA guidance
Pooled Phase 3 Pain Responder
Analysis – FDA
1. These analyses assessed worst abdominal pain (without regard to stool consistency). Patient must meet pain score change criteria on at least 50% of days to be responder.
14
p = 0.047
p = 0.011
p = 0.078
p = 0.003
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|  14 P <0.05  statistically significant

Furiex Transaction Overview
• Acquisition of all outstanding shares of Furiex for ~$1.1 B
$95 per share
• Transaction also includes  Contingent Value Right (CVR) of up to
$30 per Furiex share (~$360 million in aggregate)
$10 per share if eluxadoline is designated schedule IV drug
$20 per share if eluxadoline is designated schedule V drug
$30 per share if eluxadoline is NOT designated a scheduled drug
• Upon completion of the Furiex acquisition, Forest expects to divest
Furiex's royalties on alogliptin and Priligy to Royalty Pharma
$415 million
$315 million after tax
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Commercial Perspective
• Overall GI market valued at $38
billion
• IBS-d Affects ~ 28 million in US
and Europe
• High degree of Physician overlap
in IBS-d and IBS-C
• New combined GI sales force in
place
• No significant increase in field
promotions required
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